NATIXIS FUNDS AND LOOMIS SAYLES FUNDS

Supplement dated June 30, 2016 to the Natixis Funds and Loomis Sayles Funds Summary Prospectuses and Statutory Prospectuses, dated February 1, 2016 as may be revised or supplemented from time to time, for the following funds.

LOOMIS SAYLES STRATEGIC INCOME FUND

Effective June 30, 2016, Brian P. Kennedy has joined the portfolio management team of the Loomis Sayles Strategic Income Fund (the “Fund”).

Effective June 30, 2016, the information under the subsection “Portfolio Managers” in the section “Management” in the Fund’s Fund Summary is revised to include the following:

Brian P. Kennedy, Vice President of the Adviser, has served as portfolio manager of the Fund since 2016.

Effective June 30, 2016, the subsection “Meet the Funds’ Portfolio Managers” under the section “Management Team” in the Prospectus is revised to include the following:

Brian P. Kennedy — Brian P. Kennedy has served as portfolio manager of the Loomis Sayles Strategic Income Fund since 2016 and the Loomis Sayles Investment Grade Bond Fund since 2013. Mr. Kennedy, Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1994 as a structured finance and government bond trader. He moved over to credit trading in 2001, where he traded high yield bonds and initiated Loomis Sayles’ trading of bank loans. Mr. Kennedy was promoted to product manager in 2009. He received a B.S. from Providence College, an M.B.A. from Babson College and has over 25 years of investment experience.

LOOMIS SAYLES HIGH INCOME FUND

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

LOOMIS SAYLES STRATEGIC INCOME FUND

Effective immediately, the first paragraph within the section “Fund Services” under “Dividends and Distributions” is hereby amended and restated as follows:

The Funds generally distribute annually all or substantially all of their net investment income (other than capital gains) in the form of dividends. The Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund and Loomis Sayles Value Fund declare and distribute dividends for each class annually. The Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund declare and distribute dividends for each class monthly. The Loomis Sayles Limited Term Government and Agency Fund declares dividends for each class daily and distributes them monthly. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually (or, in the case of short-term gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders), after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as distributions of net investment income and net realized capital gains, if any, are made at least annually. A Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled. For example, foreign currency losses potentially reduce or eliminate, and have in the past reduced and eliminated, regularly scheduled distributions for certain funds.